UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): 01-April- 2008
PSI Corporation
(Exact name of registrant as specified in its charter)

State	File number	ID Number

Nevada	0000888702	88-0270266

Address here	Zip code here

7222 Commerce Center Dr. Suite 240 Colorado Springs, CO	80919
Registrant’s telephone number, including area code: (719) 359-5533

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 — Matters Related to Accountants and Financial Statements
Item 4.01. Changes in Registrant’s Certifying Accountant.
On July 3, 2007, the Registrant engaged the firm of Rosenberg, Rich, Baker & Berman (RRBBCO) to become the Registrant’s principal auditor to audit the Registrant’s financial statements for the two year period ended October 31, 2007. No such audit has been conducted by RRBBCO.
On March 31, 2008, the Registrant terminated the services of RRBBCO as its independent auditor. During the interval between July 3, 2007 and March 31, 2008, there were no disagreements between RRBBCO and the Registrant with respect to accounting or auditing issues of the type discussed in Item 304(a)(iv) of Regulation S-B.
On March 31, 2008, the Registrant engaged the firm of Seligson & Giannattasio (SG) to become the Registrant’s independent auditor. During the Registrant’s two most recent fiscal years ended October 31, 2007, and any subsequent interim period prior to engaging SG, the Registrant had not consulted SG regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 1, 2008

PSI Corporation
By:	/s/ David Foni
	Name:	David Foni
	Title:	Chief Executive Officer